Exhibit 99.1

A.G. Edwards Yield Conference May 15, 2007 Douglas Donatelli Chief Executive Officer and President

Legal Disclaimer Certain oral and written statements during this presentation regarding our objectives and strategies, anticipated operating results and future events (including the Company's anticipated earnings, FFO, AFFO, dividends, and ability to identify additional acquisition candidates) are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, the Company's actual results or events might differ materially from those projected in the forward looking statements. Additional information concerning factors that could cause actual results or events to differ materially from those forward looking statements is contained in the Company's 2006 Annual Report on Form 10-K and described from time to time in the Company's other filings with the SEC. Many of these factors are beyond the Company's ability to control or predict. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events.

Overview

Company Overview Leading owner of flex and industrial properties in the Mid-Atlantic Concentrated in the Washington, DC region Founded in 1997 with a focused business plan; IPO in October 2003 Grown from 2 million square feet at IPO to over 11 million square feet today 40 separate acquisition transactions since IPO totaling over $900 million Crossways Commerce Center Crossways Commerce Center

Our Properties Flex/Industrial Under-managed Supply/demand Upside Focus on best submarkets Infill areas Capitalize on market knowledge

Dominant Owner in a Fragmented Market Source: CoStar; criteria: all 1-2 story industrial, flex, and office buildings (as of 5/11/2007).

Strong regional economy Washington, D.C region has outperformed the U.S. economy in every year since 1998 Source: George Mason University, School of Public Policy, Center for Regional Analysis Federal Government serves as significant driver Diverse demand drivers throughout region Favorable new supply characteristics Outlook is bright as region is expected to remain a national leader

80% of leases are less than 15,000 square feet Smaller tenants pay an average 16% premium Strong Tenancy Based on annualized rent at March 31, 2007 Top 10 Tenants Tenant % of annualized rent U.S. Government 8.7% EDS 2.8% FKI Logistex 2.0% Sentara Healthcare 1.5% TDS Logistics, Inc 1.4% Verizon Virginia, Inc. 1.4% First Data Corporation 1.4% Lockheed Martin Corporation 1.4% CACI 1.3% Engineering Solutions 1.3%

Internal Management/Leasing Internal management of all properties Differentiation from competition Able to provide superior tenant service Extensive contacts with brokerage community/government Recently completed regional restructuring enhances platform Linden Business Center Linden Business Center

Market Leadership Transaction Opportunities Tenant Relationships Market Knowledge Operating Efficiencies Pricing Power Greenbrier Technology Center II We are taking advantage of our market leadership:

Short Term Growth Drivers Acquired vacancy in recent value-add acquisitions Existing portfolio only 87% occupied Converting strong market dynamics into increased occupancy Rental rate increases averaging 10% Vacancy concentrated in two properties

Short Term Growth Drivers - Property Vacancy Gateway 270 West, Clarksburg, MD Acquired July 2006 255,000 square foot flex/office 51% leased at acquisition Fast-growing, supply constrained market Seller was NJ-based developer Expect 95% leased by year end; 95% occupancy by mid 2008 Gateway 270 West 2000 Enterprise Parkway 2000 Enterprise Parkway, Hampton, VA Acquired September 2005 420,000 s.f. warehouse/office $14.0 million or $33 per s.f. Redevelopment/repositioning project First tenant in place Q2 2007 Dilutive to 2006 and 2007 FFO Great value creation opportunity

Value-Add Case Study Sterling Park Business Center 128,000 square foot, two-building flex property Acquired from prominent local developer Only 61% leased when acquired in February 2006 Under-managed and under- marketed Today = 96% leased, 90% occupied Land available for future development

Other Value-Add Successes John Marshall Highway John Marshall Highway Plaza 500 Newington Business Park Crossways Commerce Center Virginia Center Alexandria Corporate Center Girard Place/Girard Business Center John Marshall Highway Windsor at Battlefield 1408 Stephanie Way Airpark Business Center Chesterfield Business Center Hanover Business Center Plaza 500

Take advantage of our market leadership and strong market fundamentals Market leader in major markets Platform recently in place Focus on continued growth through value-add acquisitions Expand development projects Convert superior customer service and tenant relationships into additional revenue through increased occupancy Retention rate Grow existing tenant relationships Long-Term Growth Strategy

Focused Operating Philosophy Leading Owner in Strong Markets Significant Growth Drivers (Short and Long-Term) High Quality Assets with Solid Tenant Base Strong Acquisition/Development Pipeline Strong Dividend - 5.2% Investment Highlights